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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 10, 2003



                           DUSA PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



          NEW JERSEY               0-19777                    22-3103129
       (State or other                                      (IRS Employer
       jurisdiction of            (Commission               Identification
       incorporation)             File Number)                 Number)



                                 25 UPTON DRIVE
                         WILMINGTON, MASSACHUSETTS 01887
          (Address of principal executive offices, including ZIP code)

                                 (978) 657-7500
              (Registrant's telephone number, including area code)
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ITEM 5. OTHER EVENTS.

DUSA Pharmaceuticals, Inc. ( "DUSA") issued a press release on September 10, 2003, attached to and made part of this report, noting receipt of 510(k) marketing clearance from the United States Food and Drug Administration for the BLU-U(R) Blue Light Photodynamic Therapy Illuminator Model 4170 to treat dermatological indications and specifically, moderate inflammatory acne vulgaris.





ITEM 7. FINANCIAL STATEMENTS AND OTHER EXHIBITS.

(c) Exhibits.

[99] Press Release dated September 10, 2003.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DUSA PHARMACEUTICALS, INC.



Dated: September 11, 2003                 By:   /s/ D. Geoffrey Shulman
                                          --------------------------------------
                                          D. Geoffrey Shulman, MD, FRCPC
                                          President, Chief Executive Officer